PARTIAL DISPOSITION OF OUR INTEREST IN CHILEAN TOLL ROAD BUSINESS	6 Months Ended
Jun. 30, 2019
Disclosure of interests in other entities [Abstract]
DISPOSITION OF ASSOCIATES
PARTIAL DISPOSITION OF OUR INTEREST IN CHILEAN TOLL ROAD BUSINESS
On February 7, 2019, Brookfield Infrastructure completed the sale of a 17% interest in its Chilean toll road business for total after-tax proceeds of $365 million. Proceeds included a $200 million distribution from a local financing completed at the business prior to the sale of our interest. Our partnership received $165 million for our 17% interest following the completion of the local financing. Brookfield Infrastructure will retain control over the business subsequent to the sale. As a result of the disposition, a gain of $354 million (net of taxes) was recognized directly in equity and accumulated other comprehensive losses of $38 million were reclassified directly to retained earnings (deficit) on the Consolidated Statements of Partnership Capital.